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                                                                    EXHIBIT 10.4

         THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. IT HAS BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THE WARRANT REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

No. 4 WARRANT                                                    August 11, 2000

                  To Purchase 10,000 Shares of Common Stock of
                      Universal Automotive Industries, Inc.

1. Number of Shares, Exercise Price, Term. This certifies that, in partial consideration of entering into that certain Consulting Services Agreement ("Agreement") dated August 8, 2000 by and among Automotive Associates International, LLC ("AAI") and Universal Automotive Industries, Inc., a Delaware corporation (the "Company"), Edward F. Romano (the "Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time after August 11, 2000 and at or prior to 11:59 p.m. Central Time, on August 11, 2003 (the "Expiration Time"), but not thereafter, to acquire from the Company, in whole or in part, from time to time, up to 10,000 fully paid and non-assessable shares (the "Shares") of common stock, $.01 par value, of the Company ("Common Stock") at a purchase price per Share of $2.326 per share (equal to one hundred twenty percent (120%) of the bid price at the close of trading on August 11, 2000 as specified in the Agreement).
2. Exercise of Warrants. The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time, or from time to time, subsequent to the date hereof, by the surrender of this Warrant and the Notice of Exercise annexed hereto, all duly collected and executed on behalf of the Holder, at the office of the Company in Alsip, Illinois (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company). Payment of the Exercise Price for the Shares thereby purchased shall be made by cash, certified or cashier's check or wire transfer payable to the order of the Company, at 10:00 a.m., Central Standard Time, on the day following surrender of this Warrant and the Notice of Exercise, in an amount equal to the purchase price of the Shares thereby purchased. Thereupon, the Holder as the holder of this Warrant, shall be entitled to receive from the Company a stock certificate in proper form representing the number of Shares so purchased, and a new Warrant in substantially identical form and dated as of such exercise for the purchase of that number of Shares equal to the difference, if any, between the number of Shares subject hereto and the number of Shares as to which this Warrant is so exercised. The Holder has the right to conduct a cashless exercise of any part of the Warrant, whereby at exercise the Company will deliver to the Holder a number of shares ("X") equal to the number of warrants exercised ("Y") times the closing price of the Common Stock on the date of exercise ("A) minus the then effective strike price of the Warrant ("B") divided by the closing price of the Common Stock on the date of exercise ("A"), as represented by the following formula: X = (Y(A-B))/A.
3. Issuance of Shares. Certificates for Shares purchased hereunder shall be delivered to the Holder promptly after the date on which this Warrant shall have been exercised in accordance with the terms hereof. The Company hereby represents and warrants that all Shares that may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and non-assessable and


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free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the Holder as the holder of the Warrant or taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that the Shares so issued shall be and shall for all purposes be deemed to have been issued to the Holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof.
4. No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of this Warrant. In lieu of any fractional Share to which the Holder as the holder would otherwise be entitled, the Holder shall be entitled, at its option, to receive either (i) a cash payment equal to the excess of fair market value for such fractional Share above the Exercise Price for such fractional share (as determined in good faith be the Company) or (ii) a whole Share if the Holder tenders the Exercise Price for one whole share.
5. No Rights as Shareholder. This Warrant does not entitle the Holder as a holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.
6. Registration Rights. The Holder shall have "tag along" registration rights covering the Shares underlying the Warrant, such that when the Company files its next registration statement with the Securities and Exchange Commission ("SEC"), all Shares underlying the Warrant will be included in the registration statement. Furthermore, the Company will endeavor to keep the Shares effectively registered until two years following the Expiration Time.

7. Charges, Taxes and Expenses. Certificates for Shares issued upon exercise of this Warrant shall be issued in the name of the Holder as the holder of this Warrant. Issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company. The Company will pay all costs associated with the filing, completion and maintenance of registration statements with the SEC pertaining to the Warrant and its underlying Shares.
8. No Transfer. This Warrant and any rights hereunder are not transferable by the Holder as the holder hereof, in whole or in part, except pursuant to the Securities Act of 1933 or an exemption thereof.
9. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Holder as the registered holder at the above-mentioned office or agency of the Company, for a new Warrant on substantially identical form and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the Holder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.
10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation and reissuance, in lieu of this Warrant.
11. Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance, sale and delivery upon the exercise of this Warrant, such number of Shares, equal to the number of such Shares purchasable upon the exercise of this Warrant. In the event the Company conducts any stock split, dividend or recapitalization, then the Warrants, the warrant exercise price and the Shares underlying the Warrant shall be proportionally adjusted in accordance with securities industry practice. All such Shares shall be duly authorized and, when issued upon exercise of this Warrant in accordance with the terms hereof, will be validly issued and fully paid and non-assessable, with no liability on the part of the Holder. Such Shares will not be subject to any preemptive rights.


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12. Listing on Securities Exchanges, etc. The Company will maintain the listing of all Shares issuable or issued from time to time upon exercise of this Warrant on each securities exchange or market or trading system on which any shares of Common Stock are then or at any time thereafter listed or traded, but only to the extent and for such period of time as such shares of Common Stock are so listed.
13. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.
14. Governing Law. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Delaware and for all purposes shall be construed in accordance with and governed by the laws of said state, without giving effect to the conflict of laws principles. All disagreements between the Holder and the Company will be resolved in Arbitration.
15. Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Holder.
16. Notice. All notices hereunder shall be in writing and shall be effective (a) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (b) one (1) business day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (c) five (5) business days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Holder as the holder set forth in the registry maintained by the Company pursuant to Section 9, or at such other address and/or telecopy or telex number and/or to the attention of such other person as the Company or the Holder as the holder may designate by ten (10) day advance written notice.
17. Entire Agreement. This Warrant, the forms attached hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.
18. Mutual Indemnification. The Company will indemnify the Holder against all losses relating to the false or misleading statements made by the Company in registration statements pertaining to the Shares underlying the Warrant. The Holder will indemnify the Company against its losses related to untrue statements made by the Holder in the registration statements pertaining to the Shares underlying the Warrant. However, in no event shall the liability of the Holder be greater than the net proceeds received by the Holder upon the sale of its registered stock giving rise to such indemnification obligation.

         IN WITNESS WHEREOF, Universal Automotive Industries, Inc. has caused this Warrant to be executed by its duly authorized officer.

Dated:   August 11, 2000


                                     UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                                     By:
                                              ----------------------------------
                                     Name:
                                              ----------------------------------
                                     Title:
                                              ----------------------------------

                                     Address: 11859 South Central Avenue
                                              Alsip, Illinois 60803